CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[***]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”), dated as of February 25, 2026, is by and between Fold Holdings, Inc., a Delaware corporation (the “Company”), and SATS Credit Fund LP, a Delaware limited partnership (the “Buyer” and together with the Company, the “Parties” and each a “Party”).

BACKGROUND

A.
Each of the Company and the Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”).

B.
The Company has authorized a senior unsecured promissory note of the Company, in the original principal amount of Thirteen Million Dollars ($13,000,000), substantially in the form attached hereto as Exhibit A (the “Note”).

C.
The Buyer wishes to purchase, and the Company wishes to sell, at the Closing (as defined below), upon the terms and conditions stated in this Agreement, (i) the Note, and (ii) an aggregate of 520,000 shares of Common Stock (as defined below) (the “Commitment Shares”). The Commitment Shares shall be issued to the Buyer as additional consideration for the transactions contemplated by this Agreement. The Note provides for a renewal option pursuant to which the Company may elect to extend the maturity of the Note for one additional twelve (12) month period, subject to the issuance of an additional 520,000 shares of Common Stock to the Buyer (the “Renewal Commitment Shares”). The Commitment Shares and the Renewal Commitment Shares (if and when issued) are collectively referred to herein as the “Aggregate Commitment Shares”). The Note and the Commitment Shares (and, upon issuance, the Renewal Commitment Shares) are collectively referred to herein as the “Securities.”

D.
The Note will constitute a senior unsecured obligation of the Company.

E.
Neither the Note nor the Commitment Shares have been registered under the 1933 Act and both are being issued in reliance upon the exemption from registration afforded by Section 4(a)(2) thereof. The Company and the Buyer have executed a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Commitment Shares and the Renewal Commitment Shares (if and when issued) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws. Until such time as they may be properly registered with the Securities and Exchange Commission (the “SEC”), the Note and the Commitment Shares shall be “restricted securities” within the meaning of Rule 144 promulgated under the 1933 Act (“Rule 144”) and subject to the transfer restrictions set forth herein and under applicable securities laws.

AGREEMENT

Now, Therefore, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.
Purchase and Sale of Note; Commitment Shares.

(a)
Purchase of Note. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company on the Closing Date (as defined below), the Note in the original principal amount of Thirteen Million Dollars ($13,000,000) (the “Closing”).

(b)
Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., MST, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer); provided, that if the Closing has not occurred on or before February 25, 2026 (the “Outside Date”), either Party may terminate this Agreement by written notice to the other Party, unless such Party’s failure to satisfy its closing conditions was the primary cause of the failure to close. The Outside Date may not be extended without the prior written consent of both Parties. As used herein, “Business Day” means any day other than Saturday, Sunday, or other day on which commercial banks in the State of New York are authorized or required by law to remain closed, or in fact closed.

(c)
Purchase Price. The aggregate purchase price for the Note (the “Purchase Price”) shall be Thirteen Million Dollars ($13,000,000), which the Buyer shall pay at the Closing by wire transfer of immediately available funds in United States dollars to an account designated in writing by the Company not fewer than two (2) Business Day prior to the Closing Date.

(d)
Commitment Shares. In connection with the Closing, the Company shall issue to the Buyer the Commitment Shares as additional consideration for the transactions contemplated by this Agreement. The Commitment Shares shall be issued in book-entry form, registered in the name of the Buyer (or its designee) on the Company’s share register, and shall bear the restrictive legend set forth in Section 5(b). The Commitment Shares shall be subject to the transfer restrictions set forth in Section 5(c) and Rule 144 until such time as their resale may be properly registered with the SEC.

(e)
Renewal Commitment Shares. If the Company exercises its renewal option under Section 3(c) of the Note by delivering a Renewal Consent (as defined in the Note) to the Buyer, then the Company shall issue to the Buyer the Renewal Commitment Shares as additional consideration for the extension of the maturity of the Note. The Renewal Commitment Shares shall be issued in book-entry form, registered in the name of the Buyer (or its designee) on the Company’s share register, and shall bear the restrictive legend set forth in Section 5(b) if there is no registration statement covering the Renewal Commitment Shares in effect. In such event, the Renewal Commitment Shares shall be subject to the transfer restrictions set forth in Section 5(c). The Renewal Commitment Shares shall be “Registrable Securities” under the Registration Rights Agreement and shall be entitled to the same registration rights as the Commitment Shares.

2.
Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a)
Organization; Authority. The Buyer is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)
Accredited Investor. The Buyer is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

(c)
Investment Purpose. The Buyer is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree, or make any representation or warranty, to hold any of the Commitment Shares for any minimum or other specific term and reserves the right to dispose of the Commitment Shares at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the 1933 Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities. The Buyer acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each registration statement and in any prospectus contained therein to the extent required by applicable law and to the extent the prospectus is related to the resale of Registrable Securities. The Buyer has such knowledge, skill and experience in business, financial and investment matters that the Buyer is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the Buyer’s own professional advisors, to the extent that the Buyer has deemed appropriate, the Buyer has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities. The Buyer has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Buyer is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(d)
No Public Sale or Distribution. The Buyer is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(e)
Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(f)
Information. The Buyer has been afforded the opportunity to review all materials relating to the business, finances, and operations of the Company and to ask questions of the Company as it has deemed necessary. The Buyer has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Neither such inquiries nor any other due diligence conducted by the Buyer or its representatives shall modify or affect the Buyer’s right to rely on the Company's representations and warranties contained herein.

(g)
Transfer or Resale. The Buyer understands that the Securities have not been registered under the 1933 Act or any state securities laws and may not be offered for sale, sold, assigned, or transferred unless (A) subsequently registered under the 1933 Act, (B) sold pursuant to Rule 144 in accordance with its terms, or (C) sold pursuant to another applicable exemption from registration, as evidenced (if requested by the Company) by an opinion of counsel in a form reasonably acceptable to the Company.

(h)
Validity; Enforcement. This Agreement and each other Transaction Document to which the Buyer is a party have been duly authorized, executed, and delivered by the Buyer and constitute the legal, valid, and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally and to general principles of equity (whether considered in a proceeding in equity or at law).

(i)
No Conflicts. The execution, delivery, and performance by the Buyer of this Agreement and the other Transaction Documents to which it is a party do not (i) violate the organizational documents of the Buyer, (ii) conflict with or result in a default under any agreement or instrument to which the Buyer is a party, or (iii) violate any applicable law, rule, regulation, order, or decree, except in the case of clauses (ii) and (iii) for such matters that would not reasonably be expected to materially and adversely impair the Buyer’s ability to perform its obligations hereunder.

(j)
Solvency. The Buyer is solvent and able to pay its debts as they become due in the ordinary course of business. The Buyer has not commenced a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization, or other similar law and no such case or proceeding has been commenced against the Buyer.

(k)
Residence. The office or offices of the Buyer in which it has its principal place of business is identified in the address or addresses of the Buyer set forth on the Buyer’s signature page or otherwise has been provided to the Company.

(l)
No Side Agreements. There are no agreements, understandings, instruments, contracts, or proposed transactions between the Buyer and any other Person with respect to the Securities or the transactions contemplated by the Transaction Documents, other than the Transaction Documents.

(m)
No Other Representations or Warranties. Except for the representations and warranties contained in the Transaction Documents and in Section 3 of this

Agreement, neither the Company, nor any Person on behalf of the Company, has made, and the Buyer has not relied on, any other representation and warranty, express or implied, relating to the Company, its Subsidiaries, the business of the Company and its Subsidiaries, or otherwise in connection with the transactions contemplated by this Agreement or the results of operations or financial condition of the Company.

3.
Representations and Warranties of the Company. The Company represents and warrants to the Buyer that the following representations are true and correct as of the date hereof and as of the Closing Date. As used herein, the phrase “to the Company’s knowledge” shall mean the actual knowledge of any executive officer of the Company as of such time of determination.

(a)
Organization and Qualification. The Company and each of its Subsidiaries is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation, with the requisite power and authority to own its properties and conduct its business as currently conducted. The Company and each of its Subsidiaries is duly qualified to do business in each jurisdiction where such qualification is necessary, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” and “Subsidiaries” shall have the meaning set forth in the Note.

(b)
Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Company’s board of directors, and no further filing, consent, or authorization is required by the Company, its board of directors, or its stockholders (other than applicable filings with the SEC in the ordinary course). This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally and to general principles of equity. “Transaction Documents” means, collectively, this Agreement, the Note, the Registration Rights Agreement, and each of the other agreements and instruments entered into or delivered by the parties in connection with the transactions contemplated hereby, as may be amended from time to time.

(c)
Issuance of Securities. The issuance of the Note and the Commitment Shares at the Closing is duly authorized. The issuance of the Renewal Commitment Shares, if and when issued in connection with the Company’s exercise of the renewal option under the Note, is duly authorized. Upon issuance in accordance with the Transaction Documents, (i) the Note shall constitute the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to customary enforceability exceptions, and (ii) the Commitment Shares (and the Renewal Commitment Shares, if and when issued) shall be validly issued, fully paid, and non-assessable, free from all Liens with respect to the issuance thereof, with the holders entitled to all rights accorded to holders of Common Stock. Subject to the accuracy of the Buyer’s representations herein, the offer and issuance of the Securities is exempt from registration under the 1933 Act. “Liens”

means any mortgage, lien, pledge, charge, security interest, encumbrance, or other similar restriction.

(d)
No Conflicts. The execution, delivery, and performance of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including the issuance of the Note and the Commitment Shares) will not (i) result in a violation of the Company’s certificate of incorporation (the “Certificate of Incorporation”), the Company’s bylaws (the “Bylaws” and, together with the Certificate of Incorporation, the “Organizational Documents”), or organizational documents of any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or except that the execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby may, absent the Waiver (as defined in Section 3(f)), constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e)
Consents. Assuming the accuracy of the representations made by the Buyer in Section 2, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any governmental entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver, or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof, other than such filings as may be required with the SEC in the ordinary course and applicable filings under state “blue sky” securities laws.

(f)
Required Consents. No consent, waiver, or approval of any lender, noteholder, or other creditor of the Company or any of its Subsidiaries is required in connection with the execution and delivery of the Transaction Documents and the issuance of the Securities, except for a waiver and payoff letter from the holder of the June 2025 Amended Investor Note (as defined in the Note) (the “Waiver”), pursuant to which the holder of the June 2025 Amended Investor Note has agreed, subject to and conditioned upon the consummation of the Closing, that the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby shall not constitute an Event of Default (as defined in the Investor Note) or a breach of any covenant thereunder (such conditional agreement, the “Contingent Consent”). The Waiver has been executed and delivered by the holder of the June 2025 Amended Investor Note; provided, that the Contingent Consent contained therein shall not become effective unless and until the Closing is consummated in accordance with the terms of this Agreement. The Company’s ability to satisfy the conditions of the Contingent Consent is dependent upon the Buyer’s timely performance of its obligations hereunder.

(g)
No Integrated Offering. None of the Company, its Subsidiaries, or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation.

(h)
Material Liabilities. The Company has no liabilities or obligations, absolute or contingent (individually or in the aggregate), except obligations under contracts made in the ordinary course of business, that as of the date of this Agreement would not be required to be reflected in financial statements prepared in accordance with GAAP. The financial statements filed in the Company’s periodic reports fairly present in all material respects the financial position of the Company and its Subsidiaries, on a consolidated basis, at the respective dates thereof.

(i)
No Undisclosed Events. To the Company’s knowledge, no event, liability, development, or circumstance has occurred or exists, or is reasonably expected to exist based on events or circumstances that have occurred on or prior to the date hereof with respect to the Company, any of its Subsidiaries, or any of their respective businesses, properties, liabilities, operations, or condition (financial or otherwise), that could reasonably be expected to have a Material Adverse Effect.

(j)
SEC Reporting; Rule 144 Eligibility. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and has been subject to such reporting requirements for at least ninety (90) days. The Company has timely filed all reports required to be filed by it under the 1934 Act within the twelve (12) months preceding the date hereof (or such shorter period as the Company has been required to file such reports), giving effect to any permissible extensions in accordance with Rule 12b-25 under the 1934 Act. The Company’s Common Stock is listed on Nasdaq. The Company is current in its reporting obligations such that Rule 144 is available for sales of the Commitment Shares and Renewal Commitment Shares (if and when issued) by the Holder (subject to compliance with the applicable conditions of Rule 144, including the holding period requirements thereof).

(k)
Capitalization. As of December 31, 2025, the authorized capital stock of the Company consists of 600,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), of which [***] shares were issued and outstanding as of the date of this Agreement, and 20,000 shares of preferred stock, par value $0.0001 per share, of which no shares were outstanding as of the date of this Agreement. The Company has sufficient authorized but unissued shares of Common Stock to issue the Commitment Shares and the Renewal Commitment Shares without exceeding the Company’s authorized share count. The issuance of the Commitment Shares and the Renewal Commitment Shares (if and when issued) will not trigger any anti-dilution, adjustment, or similar provision under any existing agreement, instrument, or security of the Company or any of its Subsidiaries.

(l)
Litigation. To the Company’s knowledge, there is no action, suit, arbitration, proceeding, inquiry, or investigation before or by any court, public board, other governmental entity, self-regulatory organization, or body pending or threatened in writing against or affecting the Company or any of its Subsidiaries, the Common Stock, or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to have a Material Adverse Effect.

(m)
Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in material violation of any term of or in default under its Organizational Documents or any of its indebtedness. The Company and each of its Subsidiaries possess all certificates, authorizations, and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses.

(n)
SEC Filings; Disclosure. The Company’s filings with the SEC made during the twelve (12) months preceding the date hereof, when filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as so amended or superseded), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(o)
No Additional Agreements. The Company does not have any agreement or understanding with the Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(p)
Expense Reimbursement. The Company shall pay the reasonable and documented out-of-pocket legal fees incurred by the Buyer in relation to the preparation, negotiation and completion of this Agreement and the Note, which amount, for the avoidance of doubt, will not exceed Fifty Thousand Dollars ($50,000) in the aggregate.

4.
Covenants.

(a)
Commercially Reasonable Efforts. The Buyer and the Company shall each use commercially reasonable efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in this Agreement.

(b)
Books and Records. The Company will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP.

(c)
Information Cooperation. The Buyer shall, upon reasonable request by the Company, provide such information as may be reasonably necessary for the Company to comply with its tax reporting obligations, securities law filings, or regulatory requirements in connection with the transactions contemplated by the Transaction Documents. The Company shall, upon reasonable request by the Buyer, provide to the Buyer such information as may be reasonably necessary for the Buyer to comply with Rule 144 in connection with any permitted transfer of the Commitment Shares.

(d)
Listing. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on an Eligible Market (as defined in the Note) and shall timely file any supplemental listing applications or notifications required by such Eligible Market in connection with the issuance of the Commitment Shares and the Renewal Commitment Shares (if and when issued).

(e)
Mandatory Prepayment. The Note contains a mandatory prepayment provision (Section 3(b) of the Note) pursuant to which the Buyer may require the Company to prepay a portion of the outstanding Principal.

(f)
Renewal. The Note provides the Company with the option to extend the maturity of the Note for one additional twelve (12) month period (the “Renewal Term”) by delivering written notice to the Buyer (as defined in the Note). If the Company exercises such renewal option: (i) the Company shall issue the Renewal Commitment Shares to the Buyer in accordance with Section 1(e); (ii) all covenants, obligations, and terms of the Note and this Agreement shall continue in full force and effect during the Renewal Term; and (iii) Interest shall continue to accrue at the Cash Interest Rate (as defined in the Note) during the Renewal Term.

5.
Register; Legends; Transfer Restrictions.

(a)
Register. The Company shall maintain a register for the Note in which the Company shall record the name and address of the Person in whose name the Note has been issued (including the name and address of each transferee) and the principal amount of the Note held by such Person.

(b)
Legends. The Buyer understands that the Securities have been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

(c)
Transfer Restrictions on Commitment Shares and Renewal Commitment Shares. The Commitment Shares (and the Renewal Commitment Shares, if and when issued in the absence of registration) are “restricted securities” within the meaning of Rule 144 and may not be offered, sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of except (i) in compliance with Rule 144 (including the applicable holding period, volume limitations (if the Buyer is an affiliate of the Company), manner of sale requirements, and current public information requirements), (ii) while a valid Registration Statement covering the resale of such Commitment Shares or Renewal Commitment Shares (as applicable)

is effective with the SEC, or (iii) pursuant to another available exemption from registration under the 1933 Act. The Buyer shall, prior to any transfer of the Commitment Shares or Renewal Commitment Shares, if requested by the Company, deliver to the Company an opinion of counsel to the Buyer, in a form reasonably acceptable to the Company, that such transfer may be effected without registration under the 1933 Act.

(d)
Stop-Transfer Instructions. The Company shall be entitled to instruct its transfer agent to place a stop-transfer restriction on the Commitment Shares and the Renewal Commitment Shares (if and when issued), preventing any transfer not in compliance with this Agreement and applicable securities laws. The stop-transfer order shall remain in effect until the restrictive legend is removed in accordance with Section 5(e).

(e)
Legend Removal. Upon the written request of the Buyer to the Company and the Company’s transfer agent, the Company shall remove (or cause to be removed) the restrictive legend set forth in Section 5(b) from the Commitment Shares and Renewal Commitment Shares, as applicable, and cause the Company’s transfer agent to lift the stop-transfer restriction, in each case upon delivery by the Buyer to the Company of evidence reasonably satisfactory to the Company (which may include an opinion of counsel to the Buyer in form reasonably acceptable to the Company) that the Commitment Shares or Renewal Commitment Shares, as applicable, may be sold without restriction under Rule 144 or are otherwise eligible for resale without restriction under applicable securities laws.

6.
Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note and the Commitment Shares (and, if the renewal option is exercised, the Renewal Commitment Shares) to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a)
The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)
The Buyer shall have paid to the Company the Purchase Price for the Note by wire transfer of immediately available funds.

(c)
The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Buyer at or prior to the Closing Date.

(d)
No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(e)
No material adverse change shall have occurred with respect to the Buyer’s financial condition or ability to perform its obligations hereunder since the date of this Agreement.

(f)
No material adverse change shall have occurred with respect to the Company’s financial condition or ability to perform its obligations hereunder since the date of this Agreement.

7.
Conditions to the Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)
The Company shall have duly executed and delivered to the Buyer (i) the Note in the original principal amount of Thirteen Million Dollars ($13,000,000), (ii) the Registration Rights Agreement; and (iii) such other documents and instruments as the Buyer may reasonably request in connection with the Closing.

(b)
The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior to the Closing Date.

(c)
No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)
No material adverse change shall have occurred with respect to the Buyer’s financial condition or ability to perform its obligations hereunder since the date of this Agreement.

8.
Signing & Closing Logistics. This Agreement and each other Transaction Document shall be signed, delivered, and held in escrow pending satisfaction of the closing conditions in Sections 6 and 7, and shall not become effective unless and until the Closing occurs (other than this Section 8 and Section 9).

9.
Termination. This Agreement may be terminated at any time prior to the Closing: (i) by mutual written consent of the Company and the Buyer; or (ii) by either Party, upon written notice to the other Party, if the Closing has not occurred on or before the Outside Date; provided, that the right to terminate this Agreement pursuant to this clause (ii) shall not be available to any Party whose failure to satisfy its closing conditions was the primary cause of the failure of the Closing to occur on or before the Outside Date. In the event that this Agreement is terminated pursuant to this Section, then each of the Parties shall be relieved of its duties and obligations arising under this Agreement after the date of such termination, subject to the provisions of Section 8, and such termination shall be without liability to the respective

Parties; provided, that nothing in this Section shall relieve the Parties of any liability for fraud or a willful breach of this Agreement.

10.
Miscellaneous.

(a)
Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of the law of another jurisdiction. Each Party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in the City of New York or the United States District Court for the Southern District of New York), and waives any objection to venue or jurisdiction therein. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES THAT (A) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED THAT SUCH PARTY WOULD NOT SEEK TO ENFORCE THIS WAIVER, (B) IT HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (C) IT MAKES THIS WAIVER VOLUNTARILY.

(b)
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)
Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)
Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid, or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof.

(e)
Entire Agreement; Release. This Agreement and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations, understandings, and representations, whether oral or written. Except for the representations and warranties expressly set forth in Sections 2 and 3 hereof and in the Transaction Documents, no Party has made or is relying on any representation, warranty, or inducement relating to the transactions contemplated hereby, and each Party disclaims reliance on any such representation, warranty, inducement, statement, or information not expressly set forth herein or in the other Transaction Documents.

(f)
Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that, such sent email is kept on file by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be: (x) if to the Company: Fold Holdings, Inc., 2942 North 24th Street, Suite 115, #42035, Phoenix, Arizona 85016, Attention: Legal Department (with a copy, which shall not constitute notice, to [***]) and (y) if to the Buyer, to [***] (with a copy, which shall not constitute notice, to [***]), or to such other mailing or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

(g)
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, including any purchasers of any of the Note, subject to the transfer restrictions set forth in this Agreement and the Note.

(h)
No Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)
Amendments and Modifications. This Agreement may be amended, modified, or supplemented only by written agreement of the Parties hereto.

(j)
Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)
Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

(l)
Remedies. Each Party acknowledges that a breach of this Agreement would cause irreparable harm for which money damages would be inadequate. Accordingly, in addition to any other remedies available at law or in equity, each Party shall be entitled to specific performance and other equitable relief to enforce this

Agreement, without the necessity of posting a bond or proving the inadequacy of money damages.

[Signature Page Follows]

In Witness Whereof, the Buyer and the Company have caused their respective signature page to this Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

FOLD HOLDINGS, INC.

By: /s/ Will Reeves

Name: Will Reeves

Title: Chief Executive Officer

BUYER:

SATS CREDIT FUND LP

By: SATS Credit Fund GP LLC, its general partner

By: /s/ Jonathan Kirkwood

Name: Jonathan Kirkwood

Title: Managing Member

Signature Page to Purchase Agreement

EXHIBIT A

FORM OF NOTE

[Attached]